Prime Credit Card Master Trust					14-Feb-05
					11:22 AM
Settlement Statement
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Distribution Date:					15-Feb-05

Monthly Period:		January 2005
		02-Jan-05
		29-Jan-05

(i) Collections					$546,491,068
Finance Charge					52,440,351
Principal					494,050,717

(ii) Investor Percentage - Principal Collections					29-Jan-05

	Series 2000-1				22.7%
	A				19.1%
	B				1.8%
	C				1.8%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iii) Investor Percentage - Finance Charge Collections, Receivables

	Series 2000-1				22.7%
	A				19.1%
	B				1.8%
	C				1.8%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iv) Distribution Amount per $1,000				15-Feb-05

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(v) Allocation to Principal per $1,000				15-Feb-05

	Series 2000-1				$0.000
	A				0.000
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed				$0.00
	Series 2000-1				$0.00
	Series 1992-3				$0.00

(vi) Allocation to Interest per $1,000				15-Feb-05

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(vii) Investor Default Amount

	Series 2000-1				$2,704,156.95
	A				$2,271,446.40
	B				216,355.27
	C				216,355.27

	Series 1992-3				$0.00
	A				$0.00
	B				$0.00

(viii) Investor Charge Offs
			Charge Offs		Reimbursements
	Series 2000-1		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00
	C		0.00		0.00

	Series 1992-3		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00

(ix) Servicing Fee

	Series 2000-1				$793,666.67
	A				666,666.67
	B				63,500.00
	C				63,500.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(x) Deficit Controlled Amortization Amount

	Series 2000-1				$0.00
	A				0.00
	B				0.00
	C				0.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xi) Receivables in Trust			29-Jan-05		$2,163,876,171.43
Principal Receivables in Trust					$2,086,798,902.20

(xii) Invested Amount			29-Jan-05

	Series 2000-1				$476,200,000.00
	A				400,000,000.00
	B				38,100,000.00
	C				38,100,000.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xiii) Enhancement					NA

(xiv) Pool Factor					NA

(xv) Yield Factor					9.039%
Finance Charge Receivables Factor					3.562%

(xvi) Payout Event

	Series 2000-1				NO
	Series 1992-3				NO

(xvii) Other

	Delinquency

	Current			91.65%	$1,954,758,483
	1-29 days			4.80%	$102,298,541
	30-59 days			1.10%	$23,529,143
	60-89 days			0.64%	$13,730,035
	90-119 days			0.56%	$11,887,645
	120-149 days			0.50%	$10,697,018
	150 days +			0.75%	$16,066,389
	Total			100.00%	$2,132,967,254

	Balance in Principal Funding Account			29-Jan-05	$0

Last Updated on 2/15/05
By Federated